Exhibit 1.A.(10)

                   FORM OF APPLICATION FOR FLEX EDGE SUCCESS

[logo] PHOENIX                                                                                        APPLICATION FOR LIFE INSURANCE
Company is defined as indicated below:
[ ] Phoenix Home Mutual Insurance Company  [ ] PHL Variable Insurance Company      [ ] Phoenix Life and Annuity Company (PLAC)
[ ] Phoenix Life Insurance Company (PLIC)  [ ] Phoenix National Insurance Company  [ ] _______________________________________
PLEASE NOTE: If application is taken in state where insurer selected above has not been admitted to do business, it is void and will be rejected.
====================================================================================================================================
SECTION I - PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
Print Name as it is to appear on policy (First, Middle, Last)        Sex                              Birthdate (Month, Day, Year)
                                                                       [ ] Male     [ ] Female
------------------------------------------------------------------------------------------------------------------------------------
Birthplace (State or Country)                                        United States Citizen            Social Security Number
                                                                       [ ] Yes      [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Home Telephone Number         Business Telephone Number (Include Extension)          Driver's License Number (Include State)
(     )     -                 (     )     -            ext
------------------------------------------------------------------------------------------------------------------------------------
Home Address (Include Street, Apt. Number, City, State, and Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Give Prior Address if at address less than 2 years (Include Street, Apt. Number, City, State, and Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Current Occupation and Duties                                        Employer                         Length of Employment

------------------------------------------------------------------------------------------------------------------------------------
Business Address (Include Street, Apt. Number, City, State, and Zip Code)

====================================================================================================================================
SECTION II - OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
[ ] A. Insured                                          [ ] D. Partnership (Include Name of all Partners - if partnership is limited, indicate which partners are general partners)

[ ] B. Successive Owners OR [ ] Owners Jointly          [ ] E. Sole Proprietorship (Include Name of Sole Proprietor)

[ ] C. Corporation its successors or assigns            [ ] F. Trust (Include Name and Date of Trust, Name of Trustee(s)
       (include state of incorporation)                        and of Grantor)

IF OWNER IS OTHER THAN PROPOSED INSURED, give Owner's name, Mailing Address, Relationship to Proposed Insured, and Social Security
Number or Tax Identification Number:

Name:     __________________________________________________________________________________________________________________________
          __________________________________________________________________________________________________________________________
Address:  __________________________________________________________________________________________________________________________
Social Security or Tax I.D. Number __________________________ Relationship: __________________________ Date of Birth: ______________

CONTINGENT OWNER
Name:     ____________________________________________________________________________________________ Date of Birth: ______________
Relationship: ______________________________________________________________________________________________________________________

ULTIMATE OWNER, Check one. If none checked, insured will be ultimate owner.
[ ] Insured    [ ] Executor or administrator of the survivor of the primary and contingent owners
------------------------------------------------------------------------------------------------------------------------------------
Send premium notices to: (in addition to owner)
[ ] Proposed Insured:          [ ] Home Address          [ ] Business Address
[ ] Other (Name and Address) _______________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
Confirm Statements and Proxies (in addition to owner)
[ ] Insured [ ] Other ______________________________________________________________________________________________________________
====================================================================================================================================
SECTION III - BENEFICIARY
------------------------------------------------------------------------------------------------------------------------------------
Primary Beneficiary                               Relationship to Proposed Insured        Date of Birth          Social Security No.
                                                                                          (If Available)         (If known)

------------------------------------------------------------------------------------------------------------------------------------
Contingent Beneficiary                            Relationship to Proposed Insured        Date of Birth          Social Security No.
                                                                                          (If Available)         (If known)

------------------------------------------------------------------------------------------------------------------------------------
Trust
[ ] Trust under insured's will
[ ] Inter vivos - Provide name of Trustee ____________________________________________________________ Date of Trust _______________
------------------------------------------------------------------------------------------------------------------------------------
A beneficiary to qualify for payment must be living: (Check A or B, otherwise A will apply)
[ ] A. at the Proposed Insured's death.
[ ] B. on the 30th day after the date of the Proposed Insured's death.
------------------------------------------------------------------------------------------------------------------------------------

OL2567                                                         1 of 5                                                           8-97

====================================================================================================================================
SECTION IV - COVERAGE APPLIED FOR
------------------------------------------------------------------------------------------------------------------------------------
Plan of Insurance                                             Basic Policy Amount
                                                              $
====================================================================================================================================
SECTION V - RIDERS AND FEATURES FOR TRADITIONAL PLANS OF INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
[ ] Accidental Death Benefit                                      Dividend Option
                                                                  ------------------------------------------------------------------
[ ] Disability Waiver of Premium on Insured                       [ ] Optionterm
[ ] Conditional Exchange                                              Optionterm Death Benefit $ ___________________________________
                                                                  ------------------------------------------------------------------
[ ] Guaranteed Renewability Rider                                     Premium Paying Coverage [ ] Yes     [ ] No OR
[ ] Purchase Protector _______________________________ units          % of Increase ________________________________________________
[ ] Family Protection                                             [ ] Accumulate at Interest
[ ] Children's Protection                                         [ ] Paid-up Additional Insurance (PUA)
[ ] Living Benefit Rider                                              [ ] One Year Term with Balanced to:
[ ] Other __________________________________________________          [ ] Cash          [ ] PUA          [ ] ACCUM
--------------------------------------------------------------
ADDITIONAL DEATH BENEFIT RIDERS:                                  [ ] Reduce Premium
PITR $ _______________                                            [ ] Cash
Other Rider Name __________________ Amount $ ________________     [ ] Other ________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
[ ] PAPOR (check one)                                             Automatic Premium Loan, if applicable (If none checked
                                                                  "Yes" will apply.)
    [ ] A-Flexible     [ ] B-Flexible with Option term            [ ] Yes     [ ] No
                                                                  ------------------------------------------------------------------
    Number of years payable __________________________            Policy Loan Interest Rate, if applicable (If none checked,
Intended premium payments for the first 7 years:                  "Variable" will apply.)
Year 1 __________________          Year 5 __________________      [ ] Variable     [ ] Fixed
                                                                  ------------------------------------------------------------------
Year 2 __________________          Year 6 __________________      Total Insurance Face Amount (Total of all shaded areas)
Year 3 __________________          Year 7 __________________
Year 4 __________________   MAXIMUM AMOUNT $ _______________      $ __________________
====================================================================================================================================
SECTION VI - RIDERS AND FEATURES FOR VARIABLE OR UNIVERSAL PLANS OF INSURANCE
------------------------------------------------------------------------------------------------------------------------------------
[ ] Disability Payment of a specified Annual Premium Amount.      Death Benefit Option (check one): If none checked Option 1
    Annual Amount $ ________________________________________      will apply.
[ ] Accidental Death Benefit                                          [ ] Option 1 - Level Face Amount
[ ] Enhanced Flex Edge (Guaranteed Death Benefit)                     [ ] Option 2 - Increasing Face Amount
    [ ] Age 70          [ ] Age 80          [ ] Age 95            [ ] Living Benefit Rider
[ ] Other Insured Person Rider (VistaFlex ONLY)                   [ ] Purchase Protector _____________________________________ units
[ ] Guaranteed Insurability Option Rider (VistaFlex and           [ ] Other ________________________________________________________
    UNIVISTA ONLY) Amount $ ________________________________      __________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
First Year Anticipated, BILLED Premium (Excluding 1035            Subsequent Planned Annual Premium
Exchange, Lump Sum Funds, etc.)

------------------------------------------------------------------------------------------------------------------------------------
Sub-Account Allocation Do Not Use Fractional Percentages. (Must total 100%)
_____% Growth                      _____% Total Return               _____% GIA                 _____% Other
_____% International               _____% Balanced                   _____% Other               _____% Other
_____% Money Market                _____% Multi-Sector               _____% Other               _____% Other
                                          Fixed Income Series
TEMPORARY MONEY MARKET ALLOCATION   [ ] Yes   [ ] No     If yes, I elect to temporarily allocate my premiums to the Money Market sub-account until termination of the Right to Cancel period as stated in the policy. (Yes will apply to all states which require
Temporary Money Market).
------------------------------------------------------------------------------------------------------------------------------------
Telephone Transfers/Exchanges
[ ] Yes   [ ] No    Telephone transfers/and changes in payment allocation are subject to the terms of the prospectus. If you check the "yes" box, telephone orders will be accepted from you and your registered representative and you agree that, because we cannot verify the authenticity of telephone instructions, we will not be liable for any loss caused by our acting on telephone instructions, unless caused by our gross negligence.

====================================================================================================================================
SECTION VII - MODE OF PREMIUM PAYMENT
------------------------------------------------------------------------------------------------------------------------------------
[ ] Annual   [ ] PCS (Phoenix Check-O-Matic Service)   [ ] Quarterly   [ ] Semi-Annual   [ ] Monthly (Variable Life Insurance only)
Multiple Billing Option - Give # or Details ________________________________________________________________________________________
                                            ________________________________________________________________________________________
[ ] List Bill   [ ] EICS   [ ] Salary Allotment        [ ] Pension     [ ] Money Purchase Pension
[ ] Other __________________________________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
OL2567                                                         2 of 5                                                           8-97


====================================================================================================================================
SECTION VIII - EXISTING LIFE INSURANCE FOR THE PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
[ ] YES   [ ] NO    With this policy, do you plan to replace (in whole or in part, now or in the future) any existing insurance or annuity in force?
[ ] YES   [ ] NO    Do you plan to borrow or otherwise use values from an existing insurance policy or annuity to pay any initial or subsequent premium(s) for this policy?
For all Yes answers above, please provide the following information.
------------------------------------------------------------------------------------------------------------------------------------
          COMPANY                  INSURED             YEAR ISSUED    POLICY NUMBER         AMOUNT         PERSONAL / BUSINESS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        $                       [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        $                       [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        $                       [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------
Describe all additional coverage in force for proposed insured. Include individual and group. If none, write none.
------------------------------------------------------------------------------------------------------------------------------------
                     COMPANY                           YEAR ISSUED    POLICY NUMBER         AMOUNT         PERSONAL / BUSINESS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        $                       [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        $                       [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        $                       [ ]        [ ]
------------------------------------------------------------------------------------------------------------------------------------
Total Accidental Death Benefit Amount $ ____________________
====================================================================================================================================
SECTION IX - ADDITIONAL INFORMATION REGARDING THE PROPOSED INSURED
------------------------------------------------------------------------------------------------------------------------------------
Proposed Insured's Earned Income             Independent Income             Net Worth

------------------------------------------------------------------------------------------------------------------------------------
YES   NO
[ ]   [ ]   1. Have you used tobacco or nicotine products in any form in the last 15 years? If "Yes", please circle the product(s)
               used: cigarettes, cigars, pipes, snuff, smokeless or chewing tobacco, nicotine patch or gum.
               Check one: [ ] Use currently     [ ] Date quit __________.
[ ]   [ ]   2. Have you ever applied for life, accident, or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from that applied for? (If "Yes", give date, company and reason).
[ ]   [ ]   3. Are you negotiating for other insurance? (If "Yes", name companies and total amount to be placed in force.)
[ ]   [ ]   4. Do you intend to live or travel outside the United States or Canada? (If "Yes", state where and for how long).
[ ]   [ ]   5. Have you flown during the past three years as a pilot, student pilot or crew member? (If "Yes", complete Aviation
               Questionnaire, form FN 7).
[ ]   [ ]   6. Have you participated in the past 3 years or plan to engage in any hazardous activity such as motor vehicle, motorcycle or motorboat racing, parachute jumping, skin or scuba diving or other underwater activity, hang gliding or other hazardous avocation? (If "Yes", complete Avocation Questionnaire).
[ ]   [ ]   7. Have you in the past three years been the driver of a motor vehicle involved in an accident, or charged with a moving violation of any motor vehicle law, or had your driver's license suspended or revoked?

------------------------------------------------------------------------------------------------------------------------------------
Give full details for all "Yes" answers.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
SECTION X - COMPLETE FOR INSURED IF TEMPORARY INSURANCE IS REQUESTED
------------------------------------------------------------------------------------------------------------------------------------
If either of the following questions are answered "Yes" or left blank, no agent or broker is authorized to accept money and a
Temporary Insurance Agreement MAY NOT be issued, and no coverage will take effect.
Have you:
  [ ] Yes  [ ] No  a. Within the past two years been treated for heart disease, stroke, or cancer or had such treatment recommended?
  [ ] Yes  [ ] No  b. Been advised within the past 60 days by a physician or other practioner to have any diagnostic test or surgery not yet performed?
====================================================================================================================================
FOR HOME OFFICE OR ADMINISTRATIVE OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
Minor Correction. (No change will be made in amount, amount of premium, age at issue, class, plan or benefits unless agreed to in writing.)

------------------------------------------------------------------------------------------------------------------------------------

OL2567                                                         3 of 5                                                           8-97


====================================================================================================================================
SECTION XI - MEDICAL HISTORY OF PROPOSED INSURED (If Proposed Insured Is Less Than Age 15, Questions Are To Be Answered By The
Parent)
------------------------------------------------------------------------------------------------------------------------------------
Height                   Weight                   Has Your Weight Decreased By 10 or More Pounds In The Past 2 Years? If "yes," how
                                                  much? ____________________ lbs.     [ ] Yes     [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(s) of Personal Physician(s) or Health Care Facility(s).     [ ] None

____________________________________________________________________________________________________________________________________

------------------------------------------------------------------------------------------------------------------------------------
Date and Reason for Last Consultation:

------------------------------------------------------------------------------------------------------------------------------------
Did Your Mother, Father, or Any Sibling Die Prior To The Age Of 60?
[ ] Yes     [ ] No     If "yes", give cause.
------------------------------------------------------------------------------------------------------------------------------------
     YES   NO
                 Have you within the past 10 years been treated for or had any indication of:

     [ ]   [ ]   1.  Heart disease, abnormal heart rhythm, heart murmur, chest pain, angina, high blood pressure, or other disorder of the heart or blood vessels?
     [ ]   [ ]   2.  Skin disease, cancer, tumor, anemia or blood or lymph gland disorder?
     [ ]   [ ]   3.  Epilepsy, fainting spells, stroke, nervous or mental condition, paralysis or any other abnormality of the brain or nervous system?
     [ ]   [ ]   4.  Colitis or Crohn's disease, ulcer, hepatitis, liver, or digestive disorder?
     [ ]   [ ]   5.  Asthma, shortness of breath, emphysema, or other lung disorder?
     [ ]   [ ]   6.  Diabetes or elevated blood sugar, bladder, kidney or other urinary disorder?
     [ ]   [ ]   7.  Arthritis, or any other disorder of the back, spine, neck or joints?

                 In the past 5 years, have you:
     [ ]   [ ]   8.  Had an electrocardiogram, x-ray, or blood, urine or other medical tests?
     [ ]   [ ]   9.  Been advised to have any diagnostic test, hospitalization or surgery that was not completed?
     [ ]   [ ]   10. Other than noted above, have you in the last 5 years seen a doctor, counselor, therapist or had any illness, injury or surgery?
     [ ]   [ ]   11. Have you ever been diagnosed or treated by a medical professional for Acquired Immune Deficiency Syndrome
                     (AIDS) or AIDS Related Complex (ARC)?
     [ ]   [ ]   12. Are you currently taking any medication, treatment, therapy or under medical observation?
     [ ]   [ ]   13. During the past 10 years, have you used narcotics, amphetamines, cocaine or any prescription drug except in accordance with a physician's instructions?
     [ ]   [ ]   14. During the past 10 years, have you been advised or has treatment been recommended to limit or stop your intake of alcohol?

====================================================================================================================================
Give details to any "Yes" answers to questions. Use OL 1590 if additional space is necessary to record all details.
------------------------------------------------------------------------------------------------------------------------------------
 QUESTION                              DATE OF EACH                  CURRENT                     NAME AND ADDRESSES OF
  NUMBER           DIAGNOSIS            OCCURRENCE   /  DURATION  /  STATUS                  DOCTORS AND MEDICAL FACILITIES
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

OL2567                                                         4 of 5                                                           8-97


====================================================================================================================================
$____________ has been paid by ___________________________________ to the producer named below for proposed insurance applied for in this application. This sum is to be applied in accordance with and subject to the terms of the Temporary Insurance Receipt bearing the same number as this application.

I understand that i) no statement made to, or information acquired by any producer who takes this application, shall bind the
Company unless stated in Part I and/or Part II of this application; ii) the producer has no authority to make, modify, alter or discharge any contract hereby applied for and; iii) the insurance applied for shall not take effect until the issuance of a contract and payment of the issue premium due.

I have reviewed this application, and I hereby verify that all information given here and any in Part II of this application is true and complete to the best of my knowledge and belief, and has been fully and correctly recorded.

Under penalty of perjury, I certify that the number given is my correct social security or taxpayer identification number and that I am not subject to backup withholding (strike this out and initial if not true).

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud as determined by a court of competent jurisdiction. This application should be carefully reviewed by the undersigned to verify that any and all information given to the producer taking this application has been fully and correctly entered.

The right is reserved to the Company to call for a medical examination by an appointed medical examiner should further evidence of insurability be deemed necessary. The producer taking this application certifies that he/she has truly and accurately recorded on the application the information supplied by the proposed insured(s).

THE DEATH BENEFIT AND CASH VALUES UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED ON THE INVESTMENT
EXPERIENCE OF THE UNDERLYING SUB-ACCOUNTS.

If I have purchased a Variable Life Policy, I certify that I have received the prospectus for that policy and its underlying funds.
------------------------------------------------------------------------------------------------------------------------------------
AUTHORIZATION REQUEST FOR INTERVIEW

[ ] I do   [ ] I do not (check one only) require that I be interviewed in connection with any investigative consumer report that may be prepared.

AUTHORIZATION TO OBTAIN INSURANCE (NONMEDICAL) INFORMATION

I hereby authorize any insurance company to which I have applied for or inquired about insurance coverage or benefits to give to the Company or its reinsurers any information relating to or obtained in connection with such application or inquiry including the dollar amounts and status of any policies or claims.

AUTHORIZATION TO OBTAIN HEALTH CARE (MEDICAL) INFORMATION

I hereby authorize any physician, hospital, clinic or other health care provider or any persons who have health care information about me, including insurance companies and MIB, Inc., to give that information to the Company. If the record contains information relating to alcohol or drug abuse or mental health care, enough of this information is also to be released to accomplish the purposes for which the information is requested. This information may be used only for the purpose of risk evaluation, the administration of claims and implementation of policy provisions and for insurance statistical studies.

The Company may then redisclose it to other persons, including MIB, Inc.; legal representatives, medical consultants, reinsurance companies and consumer reporting agencies, only to the extent required to perform their services for the Company (MIB information is not disclosed to consumer reporting agencies). They may disclose certain information to a person or organization for use in risk evaluation, administration of claims or implementation of policy provisions. The Company may also be required to provide certain information to a state insurance or health department. The information may also be redisclosed as otherwise required or permitted by law, but no information will be given, sold or transferred to any other person not mentioned in this authorization.

This authorization or a true photocopy thereof shall continue to be valid for 30 months from the date signed below unless otherwise required by law. It may be revoked in writing to the Company at any time until the insurance coverage has been placed in force. I may receive a copy of it on request.

I acknowledge that I have received a copy of the Pre-Notification to applicants regarding the Medical Information Bureau,
Investigative Consumer Reports and the Underwriting Process.
------------------------------------------------------------------------------------------------------------------------------------
Insured                                                           Parent (for minor insured)
X
------------------------------------------------------------------------------------------------------------------------------------
Owner (if other than proposed insured)                            Witness                                          Date


------------------------------------------------------------------------------------------------------------------------------------
Signed At
X
------------------------------------------------------------------------------------------------------------------------------------
The Producer hereby certifies that the Applicant signed this application in his/her presence; that he/she has truly and accurately recorded on the application the information supplied by the proposed insured(s); and that he/she is qualified and authorized to discuss the contract herein applied for.

WILL THE APPLICANT UTILIZE VALUES FROM ANOTHER INSURANCE POLICY (THROUGH LOANS, SURRENDERS OR OTHERWISE) TO PAY FOR THE INITIAL OR
SUBSEQUENT PREMIUM(S) FOR THE POLICY APPLIED FOR?     [ ] YES     [ ] NO
------------------------------------------------------------------------------------------------------------------------------------
Producer's Signature                                                       Date                          Producer I.D. Number
X
------------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer Name and Address                                                                           Broker/Dealer Number

------------------------------------------------------------------------------------------------------------------------------------

OL2567                                                         5 of 5                                                           8-97
